UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 15, 2019

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 15, 2019, Marsh & McLennan Companies, Inc. (the “Company”) closed its previously announced sale of $700 million aggregate principal amount of its 3.500% Senior Notes due 2020, $1,000 million aggregate principal amount of its 3.875% Senior Notes due 2024, $1,250 million aggregate principal amount of its 4.375% Senior Notes due 2029, $500 million aggregate principal amount of its 4.750% Senior Notes due 2039, $1,250 million aggregate principal amount of its 4.900% Senior Notes due 2049 and $300 million aggregate principal amount of its Floating Rate Senior Notes due 2021 (together, the “Notes”).

The Notes were registered under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-226427) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on July 30, 2018 and were offered by means of the Company’s prospectus dated July 30, 2018, as supplemented by the prospectus supplement dated January 8, 2019.

The Notes were issued on January 15, 2019 pursuant to the Indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, as supplemented by an Eleventh Supplemental Indenture (the “Supplemental Indenture”), dated as of January 15, 2019, by and between the Company and the Trustee (attached hereto as Exhibit 4.1 and incorporated herein by reference). The forms of the Notes are attached hereto as Exhibits 4.2 through 4.7 and are incorporated herein by reference. In connection with the closing of the offering of the Floating Rate Senior Notes due 2021, the Company also entered into a calculation agency agreement (the “Calculation Agency Agreement”), dated as of January 15, 2019, with The Bank of New York Mellon, as calculation agent (attached hereto as Exhibit 4.8 and incorporated herein by reference).

The foregoing descriptions of the Supplemental Indenture, the Notes and the Calculation Agency Agreement contained herein are summaries and are qualified in their entirety by the Supplemental Indenture, the forms of the Notes and the Calculation Agency Agreement attached hereto as Exhibits 4.1 through 4.8, respectively.

Item 8.01	Other Events

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Eleventh Supplemental Indenture, dated January 15, 2019, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of 3.500% Senior Notes due 2020 (included in Exhibit 4.1 above).

4.3	Form of 3.875% Senior Notes due 2024 (included in Exhibit 4.1 above).

4.4	Form of 4.375% Senior Notes due 2029 (included in Exhibit 4.1 above).

4.5	Form of 4.750% Senior Notes due 2039 (included in Exhibit 4.1 above).

4.6	Form of 4.900% Senior Notes due 2049 (included in Exhibit 4.1 above).

4.7	Form of Floating Rate Senior Notes due 2021 (included in Exhibit 4.1 above).

4.8	Calculation Agency Agreement, dated January 15, 2019, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as calculation agent.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1 above).

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Eleventh Supplemental Indenture, dated January 15, 2019, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of 3.500% Senior Notes due 2020 (included in Exhibit 4.1 above).

4.3	Form of 3.875% Senior Notes due 2024 (included in Exhibit 4.1 above).

4.4	Form of 4.375% Senior Notes due 2029 (included in Exhibit 4.1 above).

4.5	Form of 4.750% Senior Notes due 2039 (included in Exhibit 4.1 above).

4.6	Form of 4.900% Senior Notes due 2049 (included in Exhibit 4.1 above).

4.7	Form of Floating Rate Senior Notes due 2021 (included in Exhibit 4.1 above).

4.8	Calculation Agency Agreement, dated January 15, 2019, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as calculation agent.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & MCLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date: January 15, 2019